®

PRESS RELEASE

www.inhibitex.com

CONTACTS:
Inhibitex, Inc.
Russell H. Plumb
Chief Executive Officer
(678) 746-1136
rplumb@inhibitex.com

Laura Perry (Investors)
Stern Investor Relations, Inc.
(212) 362-1200
laura@sternir.com

Filed by Inhibitex, Inc. Pursuant to Rule 425
Under the Securities Act of 1933
and Deemed Filed Pursuant to Rule 14a-12
Under the Securities Exchange Act of 1934
Subject Company: FermaVir Pharmaceuticals Inc.
Exchange Act File No. 333-116480

FOR IMMEDIATE RELEASE

INHIBITEX LICENSES HIV INTEGRASE INHIBITOR PROGRAM

ATLANTA, GA – September 11, 2007 — Inhibitex, Inc. (Nasdaq: INHX) announced today that it has entered into an exclusive worldwide license agreement with the University of Georgia Research Foundation (UGARF) for intellectual property covering a series of HIV integrase inhibitors and other antiviral compounds in exchange for an upfront license fee, future milestone payments and royalties on future net sales. Integrase inhibitors are an emerging class of anti-retroviral agents that block the insertion of viral DNA into the genome of the host cell, thereby stopping the virus from replicating. By inhibiting a different molecular target than currently marketed HIV drugs, integrase inhibitors have the potential to treat patients with resistant strains of HIV.

Preclinical studies of the integrase inhibitors licensed from UGARF have demonstrated that the compounds are potent and orally bioavailable, exhibit multiple mechanisms of integrase inhibition in vitro and have the potential to be active against HIV strains resistant to other integrase inhibitors currently in clinical development. Inhibitex plans to select a lead candidate from this program and initiate IND-enabling studies in the first half of 2008.

“Together with our pending acquisition of FermaVir Pharmaceuticals, Inc., which will bring us antiviral compounds to treat shingles (herpes zoster) and cytomegalovirus infections, the licensing of this promising integrase inhibitor program strengthens our emerging antiviral portfolio and advances our strategy to establish a pipeline of differentiated compounds that address significant infectious diseases,” said Russell H. Plumb, President and CEO of Inhibitex.

The HIV integrase inhibitors in-licensed by Inhibitex were discovered in the laboratory of Dr. Vasu Nair, Director of the University of Georgia (UGA) Center for Drug Discovery, UGA William H. Terry, Sr., Professor, Georgia Research Alliance Eminent Scholar and head of the Department of Pharmaceutical and Biomedical Sciences. Dr. Nair has spent more than 15 years studying how HIV replicates and causes AIDS.

“We are encouraged by the preclinical data emerging from this integrase inhibitor program and believe that these compounds have the potential to be a meaningful addition to the clinician’s armamentarium for HIV treatment-experienced patients,” stated Dr. Joseph M. Patti, Chief Scientific Officer. “These compounds have been shown to possess favorable pharmacokinetic and cytotoxicity profiles, as well as a resistance pattern that is different from other integrase inhibitors in development.”

The license agreement also includes intellectual property related to hepatitis C polymerase inhibitors. Further, Inhibitex has entered into a sponsored research agreement with UGARF to provide up to three years of financial support for specified research and development activities to be performed at UGA related to the licensed compounds and intellectual property.

About Inhibitex

Inhibitex, Inc., headquartered in Alpharetta, Georgia, is a biopharmaceutical company focused on the development of products that can treat, prevent or diagnose serious infections. In addition to its emerging pipeline of antiviral products it is obtaining through in-licensing or acquisition, the Company has several programs and collaborations based upon its proprietary MSCRAMM® protein platform. These include Aurexis®, a humanized monoclonal antibody being developed for the treatment of serious Staphylococcus aureus bloodstream infections and for which the Company has completed a Phase II clinical trial, as well as license agreements with Wyeth for the development of staphylococcal vaccines and 3M for the development of diagnostic products. The Company has entered into a merger agreement to acquire FermaVir Pharmaceuticals, Inc., a company with herpes zoster and cytomegalovirus compounds in development. The stockholders of both companies will be voting on this transaction on September 19, 2007.

For additional information about the Company, please visit www.inhibitex.com.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical facts included in this press release, including statements regarding: the potential for HIV integrase inhibitors to emerge as a therapy to treat HIV/AIDS patients with resistant strains; the Company’s strategic focus on establishing a portfolio of differentiated compounds; its plan to select a lead candidate from the in-licensed HIV integrase inhibitor program and initiate IND-enabling studies in the fist half of 2008; the potential for the in-licensed HIV intregrase compounds to be differentiated from similar therapies currently in development; the potential for the in-licensed HIV integrase inhibitors to demonstrate a different resistance profile than other integrase inhibitors in development; and the pending acquisition of FermaVir and the compounds that the acquisition will bring to the Company are forward-looking statements. These plans, intentions, expectations or estimates may not actually be achieved and various important factors could cause actual results or events to differ materially from the forward-looking statements that the Company makes, including risks related to: the ability of integrase inhibitors to be proven as a successful therapeutic treatment; the continued successful development and the results of future studies of the HIV integrase inhibitors licensed from UGARF that support further development; the Company’s ability to identify and obtain additional antiviral programs under suitable terms in the future, if at all; expanding, maintaining and protecting the intellectual property incorporated into and supporting the HIV intergrase inhibitors; the satisfaction of the conditions to the closing of the pending merger transaction with FermaVir, including approvals by the stockholders of both corporations; the Board of Directors of neither the Company nor FermaVir withdrawing its support for the pending merger transaction; and other cautionary statements contained elsewhere herein and in its Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the Securities and Exchange Commission, or SEC, on March 16, 2007, and its Quarterly Report on Form 10-Q for March 31, 2007, as filed with the SEC on May 10, 2007 and for June 30, 2007 as filed on August 9, 2007. Given these uncertainties, you should not place undue reliance on these forward-looking statements, which apply only as of the date of this press release.

There may be events in the future that the Company is unable to predict accurately, or over which it has no control. The Company’s business, financial condition, results of operations, and prospects may change. The Company may not update these forward-looking statements, even though its situation may change in the future, unless it has obligations under the Federal securities laws to update and disclose material developments related to previously disclosed information. The Company qualifies all of the information contained in this press release, and particularly its forward-looking statements, by these cautionary statements.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger transaction between Inhibitex and FermaVir Pharmaceuticals, Inc., Inhibitex and FermaVir have filed relevant materials with the Securities and Exchange Commission (SEC), including a registration statement on Form S-4 that contains a prospectus and a joint proxy statement. Investors and security holders of Inhibitex and FermaVir are urged to read these materials because they contain important information about Inhibitex, FermaVir and the merger. The proxy statement, prospectus and other relevant materials and any other documents filed by Inhibitex and FermaVir with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Inhibitex by directing a written request to: Inhibitex, 9005 Westside Parkway, Alpharetta, GA 30004, Attention: Investor Relations; and documents filed with the SEC by FermaVir by directing a written request to FermaVir, 420 Lexington Avenue, Suite 445, New York, N.Y. 10170, Attention: Investor Relations. Investors and security holders are urged to read the proxy statement, prospectus and the other relevant materials before making any voting or investment decision with respect to the merger.

Participants in the Solicitation

Inhibitex and FermaVir and their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Inhibitex and FermaVir in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the merger transaction is included in the proxy statement/prospectus referred to above. Additional information regarding the directors and executive officers of Inhibitex is also included in Inhibitex’s Amendment No. 1 to the Annual Report on Form 10-K for year ended December 31, 2006. This document is available free of charge at the SEC’s web site (www.sec.gov) and from Investor Relations at Inhibitex at the address set forth above. Additional information regarding the directors and executive officers of FermaVir is also included in FermaVir’s Annual Report on Form 10-KSB for the year ended April 30, 2007. This document is available free of charge at the SEC’s web site (www.sec.gov) and from Investor Relations at FermaVir at the address set forth above.

Inhibitex®, MSCRAMM®, Veronate®, and Aurexis® are registered trademarks of Inhibitex, Inc.

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